SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                           to Section 13 or 15(d)of the
                          Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): January 26, 1998

                          SANTA FE FINANCIAL CORPORATION
               ------------------------------------------------------
               (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
               ------------------------------------------------------
                   (State or Other Jurisdiction of Incorporation)

             0-6877                               95-2452529
     ------------------------           --------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


     2251 San Diego Avenue, Suite A-151, San Diego, California 92110-2926
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         (Address of Principal Executive Offices)              (Zip Code)


                                  (619) 298-7201
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                (Registrant's Telephone Number, Including Area Code)

Item 4. Changes in Registrant's Certifying Accountant.

(a)  Previous independent accountants

     (i) On January 26, 1998, Ernst & Young LLP indicated that it declined to stand for re-election as the independent accountants for Santa Fe Financial Corporation.

     (ii) The reports of Ernst & Young LLP on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through January 26, 1998, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) During the two most recent fiscal years and through January 26, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (vi) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 28, 1998 is filed as Exhibit 16 to this Form 8-K.

(b)  New independent accountants

     (i) The Registrant engaged Price Waterhouse LLP as its new independent accountants as of January 26, 1998. During the two most recent fiscal years and through January 26, 1998, the Registrant has not consulted with Price Waterhouse LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Price Waterhouse LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

       Exhibit 16 - Letter re Change in Certifying Accountant from Ernst &
                    Young LLP, dated January 28, 1998



                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SANTA FE FINANCIAL CORPORATION
                                             ------------------------------
                                                       (Registrant)


Date: January 28, 1998                     By  /s/ John V. Winfield
                                               ----------------------------
                                               John V. Winfield, President,
                                               Chairman of the Board and
                                               Chief Executive Officer

EXHIBIT 16 TO FORM 8-K


January 28, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated January 28, 1998 of Santa Fe Financial Corporation and are in agreement with the statements contained in the paragraphs 4(a)(i), 4(a)(ii), 4(a)(iv), 4(a)(v) and 4(a)(vi) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

ERNST & YOUNG LLP